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                                                                    EXHIBIT 99.3


FAQ: PLAN OF REORGANIZATION - BONDHOLDERS
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AUGUST 7, 2003

Forward Looking Statements. This communication contains forward-looking statements about Peregrine and its plan of reorganization. Such statements are based on management's beliefs and certain assumptions, estimates and projections. As a result, such statements are subject to numerous risks and significant uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Consequently, such statements should not be regarded as a representation or warranty by Peregrine that such results will be realized. Peregrine disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Factors that could cause actual results to differ materially from such forward-looking statements are discussed in the following sections:

- Where can I find information about Peregrine's financial performance and its current business operations?;

- Where can I find further information about Peregrine's plan of reorganization?;

-     What risk factors should I be aware of?; and

-     the Forward Looking Statements section, at the close of this FAQ notice.

WHEN DOES PEREGRINE EMERGE FROM ITS CHAPTER 11 REORGANIZATION?

The effective date for Peregrine's Plan of Reorganization is August 7, 2003 (the "Effective Date"). The company's Fourth Amended Plan of Reorganization, as Modified, Dated July 14, 2003 (the "Plan") was confirmed by the Bankruptcy Court for the District of Delaware in an order dated July 18, 2003.

DID CREDITORS AND STOCKHOLDERS AGREE TO PEREGRINE'S MODIFIED PLAN?

The Plan was modified to reflect a consensus among all major constituencies in the company's reorganization, including the Official Committee of Unsecured Creditors and the Official Committee of Equity Holders (the "Equity Committee").

HOW WILL THE COMPANY REPAY CREDITORS?

The company will repay creditors with cash (on or shortly after the Effective Date or in installments over time), new common stock in the reorganized company (the "New PSI Common Stock") or notes, release of liabilities, return of collateral, and retention of liens, depending on provisions for each class of creditors in the Plan.

HOW MANY SHARES OF NEW COMMON STOCK ARE BEING ISSUED IN THE REORGANIZED COMPANY?

Under the provisions of the Plan, shares of Old Common Stock in Peregrine (ticker symbol: PRGNQ) are canceled at the close of business on the Effective Date. Also on the Effective Date, Peregrine is issuing 15 million shares of New PSI Common Stock in the reorganized company (CUSIP No. 71366Q 20 0). In addition, 2.65 million


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shares of New PSI Common Stock are being set aside for future issuance under the
2003 Equity Incentive Plan. The New PSI Common Stock will trade over-the-counter under a new ticker symbol to be assigned by Nasdaq Market Operations and Participants Services ("Nasdaq Market Operations"). Nasdaq Market Operations will also determine when and how trading in the New PSI Common Stock will take place.

WHAT DO I NEED TO DO TO RECEIVE ANY DISTRIBUTIONS OF SECURITIES AND CASH TO WHICH I MAY BE ENTITLED AS A HOLDER OF PEREGRINE'S 5-1/2% CONVERTIBLE SUBORDINATED NOTES DUE 2007?

If you hold Peregrine's 5-1/2% Convertible Subordinated Notes due 2007 (the "Old PSI Notes") at the close of business on the Effective Date, you will have a right to certain distributions of the reorganized company that will include Peregrine's new 6-1/2% Senior Notes due 2007 (CUSIP No. 71366Q AD 3) (the "New PSI Notes"), shares of New PSI Common Stock and a cash payment. Other than being a holder of Old PSI Notes on the Effective Date, you do not have to take any action to maintain your right to such distributions.

With the exception of shares of New PSI Common Stock from the "Class 7/9 Reserve" (see below) that may be distributed to you on a quarterly basis beginning October 31, 2003, we expect that the distributions of cash and securities to which you are entitled will take place reasonably promptly following the Effective Date in exchange for the cancellation of the Old PSI Notes that you hold. Your holdings of the Old PSI Notes will be canceled and the cash and securities will be credited to your account through the book entry system maintained by The Depositary Trust Company (DTC) promptly following the Effective Date without any action required on your part. A list of the holders of the Old PSI Notes as of the Effective Date will be retained and will also be used for future distributions from the Class 7/9 Reserve to which you may be entitled (see discussion below).

DO I NEED TO TAKE ANY ACTION NOW TO RECEIVE ANY DISTRIBUTIONS OF CASH, NEW PSI NOTES OR NEW PSI COMMON STOCK THAT I MAY BE OWED?

You need not surrender any certificates evidencing the Old PSI Notes or the Old PSI Common Stock, and there is no other action you need take at this time to receive the distributions to which you are entitled under the Plan.

HOW WILL THE NEW PSI COMMON STOCK IN THE REORGANIZED COMPANY BE DIVIDED?

The Plan provides for the New PSI Common Stock to be divided between holders of Class 7 Claims (Peregrine bondholders) and holders of Class 9 Claims (stockholders, securities litigation claimants and certain other subordinated claimants) in the following way:

- Bondholders in Class 7 receive in the aggregate 63% of the stock (9,450,000 shares) (the "Class 7 Reserve").

- Stockholders and securities litigation claimants in Class 9 will receive an aggregate 33% of the stock (4,950,000 shares) (the "Class 9 Reserve"); provided, however, that the actual division of stock between the stockholders on the one hand and the


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   securities litigation claimants on the other hand will likely be decided in a settlement between the Equity Committee which represents the holders of Old PSI Common Stock and representatives of securities litigation claimants. (The Equity Committee will be dissolved shortly after the Effective Date, and the Post-Emergence Equity Committee after the Effective Date will carry on any such settlement negotiations.) In the event that this division cannot be consensually resolved, this matter will be determined by the Bankruptcy
   Court.

- 4% of the stock (600,000 shares) (the "Class 7/9 Reserve") is reserved for later distributions to either Class 7 Claims or Class 9 Claims or both.

Under the Plan, the shares in the Class 9 Reserve and the Class 7/9 Reserve will be held by the Stock Disbursing Agent for final distribution and will be considered issued and outstanding as of the Effective Date. Until they are distributed in accordance with the Plan, shares in the Class 9 Reserve and the Class 7/9 Reserve will be voted by the Stock Disbursing Agent in accordance with instructions given by the Post-Emergence Equity Committee which shall be formed as of the Effective Date. Peregrine has agreed to serve as the Stock Disbursing Agent under the Plan.

In addition to the shares to be issued to the bondholders in Class 7 and the stockholders and securities litigation claimants in Class 9, 2.65 million shares of New PSI Common Stock have been reserved for issuance under Peregrine's 2003 Equity Incentive Plan. The percentages set forth above do not account for the potential dilution from the issuance of shares of New PSI Common Stock under the 2003 Equity Incentive Plan.

The New PSI Common Stock will be trading over-the-counter under a new ticker symbol to be assigned by Nasdaq Market Operations.

HOW ARE HOLDERS OF THE OLD PSI NOTES (CLASS 7) TREATED UNDER THE PLAN?

The Old PSI Notes are canceled as of the close of business on the Effective Date. In exchange, each bondholder will receive (1) a cash distribution equal to 30% of principal and accrued interest on his bonds, (2) his pro rata share of $58.8 million in original principal amount of the New PSI Notes, and (3) his pro rata share of 9,450,000 shares of the New PSI Common Stock (63% percent of the reorganized company). In addition, bondholders may receive up to an additional 600,000 shares of the New PSI Common Stock (4% of the reorganized company), depending on the final amount of Allowed Class 8 Claims (general unsecured claims), as well as other factors. (These percentages do not account for potential dilution due to shares of New PSI Common Stock set aside for future issuance under Peregrine's 2003 Equity Incentive Plan. See above).

HOW WILL BONDHOLDERS IN CLASS 7 SHARE IN THE CLASS 7/9 RESERVE NOTED ABOVE?

Bondholders are eligible to receive up to an additional 600,000 shares of New PSI Common Stock (equivalent to 4% of the reorganized company). These shares may be distributed to the bondholders or the Class 9 Claims or both depending on the amount of General Expense claims (Class 8) and other factors. Distributions of these shares will be on a quarterly basis, commencing with a first distribution of those shares, if any, that bondholders are entitled to receive, on or before October 31, 2003.


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WHAT ADJUSTMENTS WILL BE MADE IN DISTRIBUTING PRO RATA SHARES OF CASH, NEW PSI
NOTES AND NEW PSI COMMON STOCK TO BONDHOLDERS?

Subject to Plan requirements regarding the number of pro rata shares to be issued, your pro rata share is subject to certain adjustments, which are described below:

- In the case of the cash distribution, if your pro rata share includes a fraction of a cent, the actual payment to you will be rounded down to the nearest whole cent.

- In the case of any distribution of New PSI Common Stock, no fractional shares of the stock will be distributed. If your pro rata share calls for the distribution of a fractional share of New PSI Common Stock, the number of shares that you will be entitled to receive will be rounded down to the nearest whole number of shares or, if less than a single share, no shares will be distributed. No cash or other consideration will be paid in compensation for fractional shares.

- In the case of any distribution of New PSI Notes, the New PSI Notes will be distributed in denominations of $1,000 and integral multiples thereof. If your pro rata share calls for the distribution of a principal amount of New Notes in a denomination of less than $1,000 or an integral multiple thereof, the principal amount of New Notes that you will be entitled to receive will be rounded down to the nearest integral multiple of $1,000 or, if less than $1,000, no New Notes will be distributed.

AS A BONDHOLDER, WHEN WILL I RECEIVE MY SHARE OF THE CASH, NEW PSI NOTES AND NEW PSI COMMON STOCK?

Bondholders will receive their initial distribution of cash, New PSI Notes and New PSI Common Stock reasonably promptly following the Effective Date. Distribution of the portion of New PSI Common Stock held in the Class 7/9 Reserve that is allocated to bondholders, if any, will take place on at least a quarterly basis, commencing with a first distribution on or before the end of October 2003. All of the New Common Stock held in the Class 7/9 Reserve is required under the Plan to be distributed within 90 days of the second anniversary of the Plan's effective date, unless extended by Peregrine for no more than a single additional year.

WILL THE NEW PSI NOTES BE IN CERTIFICATED OR BOOK-ENTRY FORM?

The indenture trustee, registrar and paying agent for the New PSI Notes will be U.S. Bank. The New Notes will be evidenced by a single Global Note in the name of CEDE & Co., the nominee of The Depositary Trust Company (DTC). The Global Note will be held by U.S. Bank, as custodian for DTC. The New PSI Notes will be maintained by DTC in book-entry form. Banks, brokers and other DTC participants will enter the New Notes for the account of their customers, and the New PSI Notes may be transferred in the same manner as other securities.

WILL THE NEW PSI NOTES BE LISTED ON A STOCK EXCHANGE?

The Company has no current intention to list the New PSI Notes on a national exchange or Nasdaq. There can be no assurance that a market for the New PSI Notes will develop or, if developed, that it will be maintained.


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WILL THE NEW PSI COMMON STOCK BE IN CERTIFICATED OR BOOK-ENTRY FORM?

The New PSI Common Stock issued to the bondholders will likewise be evidenced by a single global stock certificate in the name of CEDE & Co., the nominee of The Depositary Trust Company (DTC). The New PSI Common Stock issued to the bondholders will be maintained by DTC in book-entry form. Banks, brokers and other DTC participants will enter the New PSI Common Stock for the account of their customers, and the New PSI Common Stock may be transferred in the same manner as other securities.

WILL SHARES OF NEW PSI COMMON STOCK BE LISTED ON A STOCK EXCHANGE?

New PSI Common Stock is expected to initially trade over-the-counter. Under the Plan, Peregrine shall also use commercially reasonable efforts to list the New PSI Common Stock on a national securities exchange or cause the New PSI Common Stock to be quoted on the Nasdaq National Market System. We are presently unable to predict when or if such listing will occur.

WHEN WILL TRADING IN NEW PSI COMMON STOCK COMMENCE?

Nasdaq Market Operations will determine the timing and the methods pursuant to which trading in New PSI Common Stock will commence. We advise you to check with your stockbroker to determine when and how trading will take place in the New PSI Common Stock.

In determining whether to trade in New PSI Common Stock, you should also be aware that there is limited information available regarding Peregrine's current and historical financial and operating results. We strongly advise you to consider carefully the answers to the following questions discussed below:

- Where can I find information about Peregrine's financial performance and its current business operations?;

- Where can I find further information about Peregrine's plan of reorganization?;

-     What risk factors should I be aware of?; and

-     the Forward Looking Statements section, at the close of this FAQ notice.

Due to the factors discussed in these sections, we believe that trading in New PSI Common Stock would be highly speculative.

WILL SIGNIFICANT NUMBERS OF ADDITIONAL SHARES OF NEW PSI COMMON STOCK BE DISTRIBUTED UNDER THE PLAN AFTER SHARES ARE ISSUED TO BONDHOLDERS FROM THE CLASS 7 RESERVE AND THE CLASS 7/9 RESERVE?

Pursuant to the Plan, the 4,950,000 shares in the Class 9 Reserve (representing 33% of the shares of New PSI Common Stock on an undiluted basis) may not be distributed until the Equity Committee representing the holders of Old PSI Common Stock that was canceled on the Effective Date reaches a settlement with the representatives of certain securities litigation plaintiffs as to apportionment of the Class 9 Reserve or other resolution is adjudicated and ordered by the Bankruptcy Court. (The Equity Committee will be dissolved shortly after the Effective Date, and the Post-Emergence Equity


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Committee after the Effective Date will carry on any such settlement negotiations.) Under the Plan, until the apportionment of the shares in the Class 9 Reserve is resolved the shares are considered issued and outstanding as of the Plan's Effective Date and will be held in book entry form by the Stock Disbursing Agent. In addition, a Voting and Distribution Agreement will be executed among the Stock Disbursing Agent, Peregrine, and the Post-Emergence Equity Committee as called for by the Plan that obligates the Stock Disbursing Agent to vote the shares it holds pursuant to instructions given by the Post-Emergence Equity Committee. Peregrine has agreed to serve as the Stock Disbursing Agent under the Plan. Once the court has approved a settlement or resolution, the stock will be distributed by Peregrine in its role as Stock Disbursing Agent in accordance with the terms of any such settlement or resolution. There is no deadline as to when any such settlement or resolution must be reached and the Class 9 Reserve distributed.

Under the Plan, until shares from the Class 7/9 Reserve are distributed, the Post-Emergence Equity Committee will likewise provide instructions to the Stock Disbursing Agent on how undistributed shares in the Class 7/9 Reserve are to be voted should any vote of Peregrine stockholders occur prior to such distribution. Therefore, Peregrine, in its role as Stock Disbursing Agent under the Plan, will cast votes for the shares in both the Class 9 Reserve and the Class 7/9 Reserve as instructed by the Post-Emergence Equity Committee until the shares in those reserves are distributed in accordance with the Plan.

The rights and interests of bondholders under the Plan will not be affected by any such settlement or resolution between the holders of Old PSI Common Stock and the securities litigation plaintiffs, but trading volume and liquidity in New PSI Common Stock may be affected when the Class 9 Reserve is distributed to holders of Class 9 Claims following the settlement or resolution. The timing of the distribution of shares of New PSI Common Stock, if any, that may be apportioned to Class 9 Claims from the Class 7/9 Reserve, may also not occur until such settlement or resolution is reached. In any event, no more than the total of 15 million shares allocated among the Chapter 11 claimants (see above) will be distributed under the Plan. In addition, 2.65 million shares have been set aside for future issuance under the 2003 Equity Incentive Plan.

IF I SELL ANY OF MY NEW PSI NOTES OR ANY OF THE SHARES OF NEW PSI COMMON STOCK DISTRIBUTED TO ME BEFORE I RECEIVE ALL OF THE NEW PSI COMMON STOCK ISSUABLE TO BONDHOLDERS UNDER FROM THE CLASS 7/9 RESERVE, IF ANY, WILL I STILL RETAIN MY RIGHT TO RECEIVE LATER DISTRIBUTIONS FROM THE CLASS 7/9 RESERVE TO WHICH I MAY BE ENTITLED?

A list of the holders of all Old PSI Notes on the Effective Date will be retained, and that list will not be modified to reflect later transactions in New PSI Notes or New PSI Common Stock. All distributions, if any, made to holders of Old PSI Notes will be made to the persons on the list.

Therefore, even if you sell any New PSI Notes or any shares of New PSI Common Stock distributed to you, any rights or interests that you may have in future distributions, if any, of additional securities pursuant to the Plan, will be distributed to you in accordance with the Plan and will not be affected by any sale of shares of New PSI Common Stock that


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you may receive. As discussed above, however, there can be no assurances whether there will be any initial or subsequent distributions to the bondholders of New PSI Common Stock from the Class 7/9 Reserve.

WHAT ARE THE U.S. FEDERAL INCOME TAX CONSEQUENCES TO ME OF EXCHANGING THE OLD PSI NOTES FOR NEW PSI NOTES AND OTHER CONSIDERATION?

You should be taxable on the initial distribution only to the extent of the lesser of (x) the total gain you realize (the excess of the value of the total package of consideration you receive over your basis in your Old PSI Notes) or
(y) the amount of the consideration you receive other than consideration consisting either of New PSI Common Stock or, if the New PSI Notes are "securities" for federal income tax purposes, New PSI Notes. In calculating the gain you realize in the initial distribution, you may be required to allocate a portion of your basis in your Old PSI Notes to New PSI Common Stock that you may receive in interim distributions.

Some portion of any interim distributions you receive will be taxable to you as interest income, while the remainder of any such distribution should be nontaxable to you. Although there is some uncertainty as to how and when to account for this interest income, we believe you should be taxable only when you receive an interim distribution, and then only to the extent the fair market value of the New PSI Common Stock received (measured on the date of receipt) exceeds the discounted present value of the New PSI Common Stock received. The discounted present value of any New PSI Common Stock you receive should be determined by discounting the fair market value of that New PSI Common Stock (measured on the date of receipt) by the appropriate "applicable federal rate", assuming compounding, from the date the New PSI Common Stock is received to the Effective Date.

The U.S. federal income tax consequences to holders of the Old PSI Notes are complex and depend upon a number of factors. You are urged to consult with your own tax advisors regarding the tax treatment of the distributions.

WHERE CAN I FIND INFORMATION ABOUT PEREGRINE'S FINANCIAL PERFORMANCE AND ITS CURRENT BUSINESS OPERATIONS?

There is limited information available regarding Peregrine's current and historical financial and operating results. Trading in our securities is highly speculative and risky. Information that may be relevant to persons trading in our securities includes the following:

- On April 4, 2003, we filed with the SEC on Form 8-K audited financial results for fiscal years 2002, 2001 and 2000. These results restated previously reported results for the first three quarters of fiscal 2002 and all of fiscal years 2001 and 2000. We have not published restated quarterly results for quarters within the restatement period or issued quarterly results for quarters subsequent to the restatement period (i.e., for the quarters ended June 30, 2002, Sept. 30, 2002, and Dec. 31, 2002). We have not filed with the SEC amended Form 10-Q reports or Form 10-K reports for periods covered by the restatement, and we have not filed a Form 10-K for the periods ended


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   March 31, 2002 or 2003, or a Form 10-Q report for the periods ended June 30,
   2002, Sept. 30, 2002, Dec. 31, 2002 and June 30, 2003.

- The most recently filed discussion describing our business is contained in the Disclosure Statement, dated May 29, 2003, which was amended or superceded in certain respects by the Fourth Amended Plan of Reorganization which was filed on July 14, 2003, and the Confirmation Order which was entered by the Bankruptcy Court on July 18, 2003. Section VII of the Disclosure Statement outlines several risk factors relating to us, our business and the bankruptcy proceeding. The Disclosure Statement is attached as Exhibit T3E-1 to the Application for Qualification on Form T-3 we filed with the SEC on July 7, 2003. The Fourth Amended Plan of Reorganization and the Confirmation Order are attached as Exhibits 2.1 and 2.2, respectively, to the Form 8-K we filed with the SEC on July 18, 2003. Because certain information in the Disclosure Statement has been amended or superceded by information contained in Fourth Amended Plan of Reorganization and the Confirmation Order, the Disclosure Statement must be read in conjunction with such documents.

WHERE CAN I FIND FURTHER INFORMATION ABOUT PEREGRINE'S PLAN OF REORGANIZATION?

The Disclosure Statement, dated May 29, 2003, which was amended or superceded in certain respects by the Fourth Amended Plan of Reorganization which was filed on July 14, 2003, and the Confirmation Order which was entered by the Bankruptcy Court on July 18, 2003. Section VII of the Disclosure Statement outlines several risk factors relating to us, our business and the bankruptcy proceeding. The Disclosure Statement is attached as Exhibit T3E-1 to the Application for Qualification on Form T-3 we filed with the SEC on July 7, 2003. The Fourth Amended Plan of Reorganization and the Confirmation Order are attached as Exhibits 2.1 and 2.2, respectively, to the Form 8-K we filed with the SEC on July 18, 2003. Because certain information in the Disclosure Statement has been amended or superceded by information contained in Fourth Amended Plan of Reorganization and the Confirmation Order, the Disclosure Statement must be read in conjunction with such documents.

In addition, the Form 8-K we filed on July 18, 2003 regarding approval of our Plan of Reorganization includes statements regarding (a) the timing of the initial or any interim or final distribution of New PSI Common Stock, (b) the amount of cash, the number of shares of New PSI Common Stock, and the principal amount of Reorganization Notes to which our creditors are entitled and (c) the amount of New PSI Common Stock that holders of claims against or interests in Peregrine are eligible to receive.

WHAT RISK FACTORS SHOULD I BE AWARE OF?

You should be aware of the factors discussed in Disclosure Statement and in the SEC filings referenced above. In addition, factors that could cause actual results to differ materially from the statements contained herein include, but are not limited to, the following (capitalized terms that are not otherwise defined in this release are as defined in the Fourth Amended Plan of Reorganization and/or the Confirmation Order attached as Exhibits 2.1 and 2.2, respectively, to the Form 8-K we filed on July 18, 2003):


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-  the ability to determine the number of shares of New PSI Common Stock to be distributed by Peregrine in its role as the Stock Disbursing Agent on the schedule set forth in the Plan;

-  the amount of Class 8 Obligations in our Chapter 11 proceeding;

- any election by the Company to extend the deadline by which the final distribution of New PSI Common Stock from the Class 7/9 Reserve must be made;

- the effect of any dispute with the Post-Emergence Equity Committee or others regarding the allocation of the Initial Class 9 Securities and the Reserved New PSI Common Stock between classes of claimants and interest holders under the Plan or the number of shares of the Initial Class 9 Securities and the Reserved New PSI Common Stock distributable under the Plan;

-  the effect of rounding on a holder's Pro Rata share of distributions;

- the inability of Peregrine to satisfy any applicable requirements for trading of New PSI Common Stock on the over-the-counter and other national markets or exchanges;

- decisions made by securities market regulators that can effect the timing and methods of trading in the New PSI Common Stock;

- the possibility of future proceedings in and adjudications by the Bankruptcy Court;


- although Peregrine has entered into a consent decree with the SEC, the Department of Justice's investigation of Peregrine relating to events preceding Peregrine's bankruptcy remains open. The SEC's and DOJ's investigations of individuals are continuing and may include current and former employees of Peregrine. Peregrine is providing its full cooperation to the SEC and DOJ in their investigations and continues to provide them with documents that may be relevant to their investigations. Although Peregrine is cooperating with these investigations, it does not have access to all the information available to the SEC and DOJ. It is possible that new information could come to light as a result of the ongoing investigations. The ultimate impact of these investigations on Peregrine's financial condition, results of operations, customer relations and management is uncertain, though Peregrine may face financial penalties and adverse reputational effects depending on the outcome of the investigations; and

- we expect the New PSI Common Stock initially to trade over-the-counter. We are presently unable to predict when or if our securities will be listed on a


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   national securities exchange or quoted on the Nasdaq National Market System.
   Nasdaq Market Operations will determine the timing and the methods pursuant to which trading in New PSI Common Stock will commence. We advise you to check with your stockbroker to determine when and how trading will take place in the New PSI Common Stock. To the extent that an active trading market develops and persists in Peregrine securities, the prices at which such securities might trade depend upon a number of factors, including industry conditions, the performance of, and investor expectations for, Peregrine post-reorganization and market factors, such as the number of holders who may wish to dispose of their securities to raise funds or recognize losses for tax purposes or otherwise.

In addition, you should also review the discussion of "Forward-Looking Statements" immediately following and be aware of the factors discussed therein and other factors that are described from time to time in reports we file with the SEC.

FORWARD LOOKING STATEMENTS

This communication contains forward-looking statements about Peregrine, including but not limited to statements regarding (a) the timing of the initial or any interim or final distribution; (b) the amount of cash, the number of shares of New PSI Common Stock, and the principal amount of New PSI Notes that you are entitled to receive; (c) the eligibility of the New PSI Common Stock for trading on any organized market and the timing and methods by which such trading may occur; and (d) the possible development of a trading market in the New PSI Notes. These statements are based on management's beliefs and certain assumptions, estimates and projections. As a result, such statements are subject to numerous risks and significant uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Consequently, such statements should not be regarded as a representation or warranty by Peregrine that such results will be realized. Peregrine disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, (a) the ability of Peregrine and others to determine the number of shares of New PSI Common Stock to be distributed by Peregrine in its role as the Stock Disbursing Agent on the schedule set forth in the Plan, (b) the amount of Class 8 Obligations in Peregrine's Chapter 11 proceeding, (c) any election by Peregrine to extend the deadline by which the final distribution of New PSI Common Stock must be made,
(d) the effect of any dispute with the Post-Emergence Equity Committee or others regarding the allocation of New PSI Common Stock between classes of claimants and interest holders under the Plan on the time when the distribution of New PSI Common Stock by Peregrine in its role as Stock Disbursing Agent shall occur, (e) the effect of rounding on a holder's pro rata share of distributions, (f) the inability of Peregrine to satisfy any applicable requirements for trading of the New PSI Common Stock over the counter or in other national markets or exchanges,
(g) decisions made by securities market regulators that can effect the timing and methods of trading in the New PSI Notes and the New PSI


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Common Stock, (h) the possibility of future proceedings in and adjudications by the Bankruptcy Court, and (i) other factors that are described from time to time in reports we file with the SEC, including, but not limited to risk factors set forth in the Disclosure Statement in Support of the Fourth Amended Plan of Reorganization, dated May 29, 2003 and attached as Exhibit T3E-1 to the Application for Qualification on Form T-3 Peregrine filed with the SEC on July 7, 2003, the risk factors contained in Form 8-K that Peregrine filed on July 18, 2003 regarding approval of its Plan of Reorganization, and Peregrine's filings with the United States Securities and Exchange Commission.


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